EXHIBIT 10.44

                     AMENDMENT NO. 3 TO THE CREDIT AGREEMENT

                                                              As of May 23, 2001

         AMENDMENT NO. 3 TO THE CREDIT AGREEMENT dated as of May 23, 2001 (this "Amendment") to the Credit Agreement dated as of May 26, 1999 (as amended by Amendment No. 1 to the Credit Agreement dated as of July 28, 2000 and Amendment No. 2 to the Credit Agreement dated as of January 16, 2001, and as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement") between Desa International, Inc., a Delaware corporation (the "Borrower"), and Bank of America, N.A. (formerly NationsBank, N.A.), as Lender (the "Lender"). Capitalized terms not otherwise defined herein shall have the same meanings as specified therefor in the Credit Agreement.

                             PRELIMINARY STATEMENTS

         (1) The Borrower has requested that the Lender agree to amend the Credit Agreement in order to extend the maturity date under the Credit Agreement to November 26, 2003.

         (2) The Lender has indicated its willingness to agree, among other things, to so amend the Credit Agreement.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

         SECTION 1. Amendments of Certain Provisions of the Credit Agreement. The Credit Agreement is, upon the occurrence of the Effective Date (as hereinafter defined), hereby amended by amending the definition of "Termination Date" set forth in Section 1.01 of the Credit Agreement to replace the date "May 31, 2002" with the date "November 26, 2003".

         SECTION 2. Conditions of Effectiveness of this Amendment. Section 1 of this Amendment shall become effective as of the first date (the "Effective Date") on which each of the following conditions precedent shall have been satisfied:

                  (a) The Lender shall have received a counterpart of this Amendment duly executed by the Borrower and acknowledged by the Guarantor.

                  (b) All of the consents, approvals and authorizations of, and notices and filings to or with, and other actions by, any governmental or regulatory authority or any other Person necessary in connection with any aspect of this Amendment or any of the other transactions contemplated hereby shall have been obtained (without the imposition of any conditions that are not reasonably acceptable to the Lender) and shall remain in full force and effect; and no law, rule or regulation shall be applicable in the reasonable judgment of the Lender that restrains, prevents or imposes materially adverse conditions upon any aspect of this Amendment or any of the other transactions contemplated hereby.

                  (c) The representations and warranties contained in the Credit Agreement and in the Guaranty shall be correct in all material respects on and as of the Effective Date, as though made on and as of such date (other than any such representations or warranties that, by their terms, refer to a specific date other than the Effective Date, in which case as of such specific date).
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                  (d) No event  shall  have  occurred  and be  continuing,  that constitutes a Default.

                  (e) All of the accrued fees and expenses of the Lender (including the accrued fees and expenses of counsel for the Lender) shall have been paid in full.

                  (f) The Lender shall have received on or before the Effective Date the following, each dated such date (unless otherwise specified), in form and substance satisfactory to the Lender:

                           (i) Certified  copies of the resolutions of the Board
                  of Directors of the Borrower approving this Amendment and the transactions contemplated hereby, and of all documents evidencing other necessary corporate action and governmental and third party approvals and consents, if any, with respect to this Amendment and the transactions contemplated hereby and thereby.

                           (ii) A  certificate  of the Secretary or an Assistant
                  Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Amendment and the other documents to be delivered hereunder.

                           (iii) Such other  opinions,  certificates,  documents
                  and information as the Lender may reasonably request.

                  The effectiveness of this Amendment is further conditioned upon the accuracy of all of the factual matters described herein. This Amendment is subject to the provisions of Section 6.01 of the Credit Agreement.

         SECTION 3. Reference to and Effect on the LOC Documents. (a) On and after the Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other LOC Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended and otherwise modified hereby.

         (b) The Credit Agreement, the Note and each of the other LOC Documents, except to the extent of the amendments and other modifications specifically provided above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

         (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under any of the LOC Documents, nor constitute a waiver of any provision of any of the LOC Documents.

         SECTION 4. Costs and Expenses. The Borrower hereby agrees to pay, upon demand, all costs and expenses of the Lender (including, without limitation, the reasonable fees and expenses of counsel for the Lender) in connection with the preparation, execution, delivery, administration, syndication, modification and amendment of this Amendment and the other documents, instruments and agreements to be delivered hereunder, all in accordance with the terms of Section 6.04 of the Credit Agreement.

         SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the

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same agreement.  Delivery of an executed counterpart of a signature page to this
Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

         SECTION 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.



                                         The Borrower

                                         DESA INTERNATIONAL, INC.


                                         By /s/ Rick Simpson
                                            Name:  Rick Simpson
                                            Title:  Treasurer


                                         The Lender


                                         BANK OF AMERICA, N.A.


                                         By /s/ Peter D. Griffith
                                            Name:  Peter D. Griffith
                                            Title:  Managing Director





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                                         Acknowledged by:

                                         The Guarantor

                                         UBS CAPITAL LLC

                                         By /s/
                                           -----------------------------------
                                            Name:
                                            Title:


                                         By /s/
                                           -----------------------------------
                                            Name:
                                            Title:




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